UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21380

Flaherty & Crumrine Total Return Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick
Flaherty & Crumrine Incorporated
301 E. Colorado Boulevard, Suite 800

Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: May 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

www.preferredincome.com

Semi-Annual Report
May 31, 2025

Flaherty & Crumrine Total Return Fund

To the Shareholders of Flaherty & Crumrine Total Return Fund (“FLC”):

Investors were pitched several curveballs in the first half of the fiscal year, notably in the second quarter as rapidly changing tariff policy dominated headlines. While Treasury and equity volatility were elevated, preferred and contingent capital (CoCo) markets proved more resilient. Total return1 on net asset value (“NAV”) was -0.5% for the second fiscal quarter2 and 1.3% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was -0.3% and 3.1%, respectively.

TOTAL RETURN ON NET ASSET VALUE
For Periods Ended May 31, 2025

	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Ten Years	Life of Fund(1)
Flaherty & Crumrine Total Return Fund	-0.5%	1.3%	10.6%	5.9%	5.8%	6.1%	7.4%
Bloomberg US Aggregate Bond Index(2)	-0.3%	0.8%	5.5%	1.5%	-0.9%	1.5%	3.2%
S&P 500 Index(3)	-0.4%	-1.4%	13.5%	14.4%	15.9%	12.8%	10.6%

(1) Since inception on August 29, 2003.

(2) The Bloomberg US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

(3) The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Fiscal 2025 began on solid footing, largely a continuation of positive themes and technicals from FY2024. It was clear early in the first quarter that the Federal Reserve (Fed) had pushed out its timeline for additional rate cuts, with the economy sandwiched between a strong labor market and good underlying growth on one side and lower, but stubborn, inflation on the other side. The November election set up a change in administration and control of Congress shifted narrowly to the Republican party. Many of President Trump’s campaign themes were viewed positively by markets, such as tax cuts, deregulation, and greater government efficiency. However, concern around rapid shifts in tariff policies and increased government deficits accounted for much of the market movements after inauguration day.

Interest rate volatility was elevated for much of 2024, and this volatility continued in the first half of 2025, although the focus shifted to the impact of the above policies, especially tariffs, on both the economy and Fed policy. It was clear that uncertainty regarding tariff policies could present the Fed with difficult choices if long-term inflation expectations were to rise at the same time as the economy was slowing.

In the first quarter, equity and fixed-income markets took all of this in stride as data pointed to a strong economy, healthy labor market, and good corporate earnings. At the same time, a reassuring Fed forecasted more rate cuts as inflation slowed but signaled a willingness to be patient with future policy changes. The announcement of sharply higher “reciprocal” tariffs in early April set off an entirely new set of concerns for the market. The weakness in early April proved short-lived, however, as many of the initial tariffs were paused or pared back to allow for negotiations with trade partners. Equity investors once again bought the dip and tariff worries progressively eased throughout the

1 Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2 March 1, 2025 – May 31, 2025

month. By the end of the second quarter, equity markets had nearly erased their early-April moves and have continued moving higher in recent weeks. The preferred and CoCo markets also reacted negatively in early April with negative price returns – albeit to a lesser extent – and the recovery has been similarly swift.

New supply of traditional preferreds has been limited, as most bank issuers have not experienced balance sheet growth that would result in additional capital needs. Certain banks have refinanced higher-coupon (or higher-reset) preferreds, but broadly, the need for new capital has been limited. Banks have reported solid earnings, continued to build capital from already heightened levels, and the issues related to unrealized securities losses and commercial real estate delinquencies have been progressing slowly, but positively. Favorable stress tests resulted in lower “stress capital buffers” (SCB) for some large banks, and a new proposal to lower the largest banks’ supplementary leverage ratio (SLR) requirements may further slow bank issuance of preferred securities in the coming quarters.

In contrast, non-bank supply has been robust, with the 30-year, non-call 5- or 10-year hybrid structures being very popular with both issuers and the many crossover buyers looking for additional yield. Recall Investment Grade (IG) and High Yield (HY) spreads have been near historical tights for some time, and these investors have added hybrids and, therefore, yield, to their fixed-income portfolios. These new securities carry coupon rates not seen for many years due to low interest rates following the global financial crisis and, later, the COVID-19 pandemic. It seems investors are more interested in all-in yield than comparative spreads to Treasuries. Issuance has been concentrated in sectors in need of growth capital and rating support, notably utilities, energy, insurance, and telecom.

The Fund’s distributable income has improved this fiscal year, as favorable call experience and higher reinvestment rates improved top-line income and allowed for modest increases in distribution rates. Lower short-term rates greatly benefit the Funds’ cost of leverage. Overnight SOFR rates (the Fund’s benchmark rate) are highly correlated to Fed policy rates and fell immediately after each Fed rate cut in 2024. While future Fed policy is uncertain, additional cuts in 2025 and 2026 may further improve distributable income.

We remain constructive on preferreds and CoCos, although we admit spreads have compressed. Relative to IG and HY, however, preferreds and CoCos continue to offer incremental spread that is difficult to find in other sectors without also increasing duration or issuer credit risk. Given today’s narrow spreads, lower interest rates may be required for total returns to exceed coupon income this year. However, market technical factors remain strong, and credit markets could eventually attract some of the very large balances still held in money-market funds. We would also acknowledge that 2025 has already been filled with policy surprises, and there may be more ahead as the administration advances its priorities. Government deficits are increasing, which could put pressure on interest rates, steepen the yield curve, and raise all-in yields in credit markets. Politicians appear willing to kick this can down the road, but we remain mindful of the long-run economic consequences of such decisions.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2025

DISCUSSION TOPICS

(Unaudited)

Fund Performance

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over the recent six months. These components include: (a) total return on the Fund’s portfolio of securities; (b) the impact of utilizing leverage to enhance returns to shareholders and accretive impact of the Fund’s at-the-market program (“ATM Program”); and (c) Fund operating expenses. When these components are added together, they comprise total return on NAV. Past performance does not predict future results. Performance shown in the graphs and tables herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Components of FLC’s Total Return on NAV
for the Six Months Ended May 31, 2025(1)

Total Return on Unleveraged Securities Portfolio (including principal change and income)	2.0%
Impact of Leverage (including leverage expense) and ATM Program	0.0%
Expenses (excluding leverage expense)	-0.7%
(1)Actual, not annualizedTotal Return on NAV	1.3%

For the six-months ended May 31, 2025 the Benchmark Index1,2 returned -0.9%. This index reflects various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

While our focus is primarily on managing the Fund’s investment portfolio, a shareholder’s actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. The table and chart below depict total return on net asset value and total return on market price over the preceding 10 years.

Average Annual Total Returns as of 5/31/25
	Average Annual
	1-Year	5-Year	10-Year
FLC at NAV	10.6%	5.8%	6.1%
FLC at Market Price	16.0%	3.3%	5.4%
Benchmark Index	5.4%	3.6%	4.4%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares and taxable income when you receive distributions.

1The Fund’s Benchmark Index is the ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC), which includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. Index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

U.S. Economic & Credit Outlook

Tariffs drove much of the volatility in financial markets during the first half of 2025 and clouded an otherwise favorable U.S. economic outlook. Entering 2025, our most-likely scenario was for the U.S. economy to deliver modest growth (about 2%) and gradually slowing inflation that would translate into 50-75 basis points (bp) of additional rate cuts by the Federal Reserve. However, tariffs announced by the Trump administration in early April were much higher than expected, and final rates remain uncertain.

This uncertainty distorted economic activity in the first half of 2025, and it leaves the outlook for the second half unusually hazy. Currently, we expect U.S. gross domestic product (GDP) to average a little over 1.0% in 2025. We also have raised our inflation outlook and now expect core PCE of about 3.5% YoY at year-end 2025—although that will depend greatly on the breadth and magnitude of tariffs. While most of tariffs’ boost to inflation should be temporary, some could persist, pushing “soft landing” into late 2026 or early 2027. Moreover, lower productivity and higher costs from reordered supply chains and tariffs suggest slower economic growth and higher inflation than before tariffs were imposed. “Mild stagflation” is a better name for the outlook over the next 4-6 quarters.

Headline real GDP fell 0.5% in 1Q2025, but that was due primarily to a sharply wider trade deficit as imports surged ahead of tariffs. Underlying economic growth remained resilient, with private domestic final sales (GDP excluding government consumption and changes in net exports and inventories) up 1.9% on strong business investment. Trade drag should be partially reversed in the second quarter, and real consumer spending is up moderately, supported by slower but still good job growth in the first half. With tariffs expected to increase in the second half, imports should decline and shrink the trade deficit, adding to real GDP. However, real consumer and business spending is likely to slow as higher tariffs raise prices and “front-running” purchases made in 2025’s first half subside. Core personal consumption expenditure (PCE) inflation was up 2.7% over 12 months ending in May (unchanged from its pace a year earlier). It remains considerably above the Fed’s longer-term 2% target and faces upside risk from tariffs in the second half.

The Federal Open Market Committee (FOMC) left its fed funds target range unchanged at 4.25-4.50% so far in 2025. Its current policy stance remains moderately restrictive, and we would normally expect it would have cut rates a bit more given a slowdown in employment growth. However, the uncertain impact of tariffs on future inflation has persuaded the FOMC to wait and see how inflation and the economy develop. We think that is the right approach for now (and it’s built into our outlook), but we would not be surprised by two 25 bp rate cuts this year starting in September if inflation rises less than we expect.

Fundamental credit metrics remain healthy. Aggregate nonfinancial corporate balance sheets show good liquidity, low interest expense relative to earnings, and cash flow that exceeds capital expenditure. Bank loan delinquencies and charge-offs mostly stabilized or declined in the first quarter, and they are expected to look a bit better in the second quarter too. Allowances for loan losses are up significantly, and bank capital is stronger than a year ago. Commercial office loans remain under stress from low occupancy rates, but these portfolios are gradually shrinking, leasing activity is turning up in some major markets, and problem loans have been reduced. Similarly, while consumer loan delinquencies and charge-offs are up considerably over the past two years, net interest margins are also up. Although slower economic growth is likely to pressure loan performance and be a drag on earnings, we think banks are well prepared to manage through a slowdown—even a recession if one comes.

Economic outcomes will be strongly influenced by policy choices, and we are attentive to the risks they pose. We believe investing in preferred securities with moderate interest rate duration, relatively high current income, and good credit quality remains an appropriate strategy to manage through this period of elevated uncertainty.

A Review of 2025 Dodd-Frank Bank Stress Tests

On June 27, the Federal Reserve released its 2025 large-bank Dodd-Frank Act stress test results. They were in line with expectations, and all 22 banks “passed” the 2025 stress test. The 2025 “severely adverse” scenario modeled banks’ financial performance assuming unemployment peaking at 10% (unchanged from the 2023 and 2024 tests), real GDP down 7.8% (versus 8.5% in 2024), equities down 50% (55%), house prices down 33% (36%), and commercial real estate down 30% (40%), among other factors. Under this scenario, the average minimum common equity Tier 1 (CET1) capital ratio for this year’s 22 bank participants was 11.6% versus 9.9% in the June 2024 test. The results of this year’s stress test demonstrate that large U.S. banks remain “well-capitalized,” and no bank breached minimum capital requirements during the two-year stress period.1 Under all scenarios, the 22 large banks maintained capital buffers that were significantly above the Fed’s required minimum, after capital actions. Large U.S. banks appear well prepared for a recession, should one arrive over the near term.

The Fed also conducted its 2025 Comprehensive Capital Analysis and Review (CCAR) to evaluate bank capital plans considering the stress tests results. Our main CCAR takeaway is that banks should continue to exercise discipline regarding common shareholder returns given uncertainty over tariffs and their impact on economic growth and inflation, and ongoing geopolitical conflicts.

Since the results were published, roughly half of the U.S. banks announced higher common stock dividends (peer group average increase was ~9% compared to ~6% last year), while the remaining banks left them unchanged. Some banks did announce sizeable share repurchase programs given expectations for lower required stress capital buffers (SCB). Roughly half of the U.S. regional banks did not announce any share repurchase plans, while some left existing buyback programs in place. New SCB requirements are effective on October 1, 2025. With these lower requirements, along with potential changes to the Federal Reserve’s calculation of the supplementary leverage ratio for very large institutions, banks’ overall capital requirements will shrink. We expect management teams to maintain prudent buffers over these requirements, but it is something we are monitoring.

For the second year, the Fed tested exploratory market shock scenarios that include two separate hypothetical elements. One examined how banks would react to credit and liquidity shocks in the non-bank financial institution sector during a severe global recession. The second included market disruption scenarios (e.g. failure of each bank’s five largest hedge fund counterparties with reduced global economic activity and higher inflation) that only applied to the largest and most complex banks. The Fed concluded the banks were able to withstand these shocks. Note that this exploratory analysis does not currently contribute to or impact bank capital requirements.

Given a highly uncertain economic outlook, we expect banks to maintain robust capital levels and loan-loss reserves over coming quarters. As always, we will monitor their operational and financial policies for signs of credit deterioration or improvement and are prepared to adjust the Fund’s portfolio accordingly.

1For stress test purposes, the benchmark for a “well-capitalized” bank remains CET1 of 4.5% of risk-weighted assets plus a specific Global Systemically Important Bank Holding Company (GSIB) surcharge, where applicable. To pass the stress test, a bank’s projected CET1 ratio must remain above that benchmark by a certain amount, called the Stress Capital Buffer (SCB). The Fed sets the SCB requirement for each of the banks annually. For quarterly reporting purposes, minimum CET1 for a “well-capitalized” bank remains the sum of the 4.5%, a GSIB surcharge, if any, and the specific SCB assigned to each bank.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2025 (Unaudited)

Additional portfolio information of interest to shareholders is available on the Fund’s website at www.preferredincome.com

Fund Statistics
Net Asset Value	$18.15
Market Price	$16.63
Discount	8.37%
Yield on Market Price†	6.91%
Common Stock Shares Outstanding	10,456,821

†May 2024 dividend of $0.0957 per share,
annualized, divided by Market Price.

Security Ratings*	% of Managed Assets
A	0.4%
BBB	45.6%
BB	35.1%
Below “BB”	2.1%
Not Rated**	15.5%

Portfolio Ratings Guidelines	% of Managed Assets
Security Rated Below Investment Grade by All***	28.7%
Issuer or Senior Debt Rated Below Investment Grade by All****	6.6%

*Ratings are from Moody’s Investors Service, Inc.

**“Not Rated” securities are those with no ratings available from Moody’s. Excludes common stock and money market fund investments and net other assets and liabilities of 1.3%.

***Security rating below investment grade by all of Moody’s, S&P Global Ratings, and Fitch Ratings.

****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 10% of Net Assets.

Industry Categories	% of Managed Assets

Top 10 Holdings by Issuer	% of Managed Assets
Societe Generale SA	4.0%
MetLife Inc	3.8%
Liberty Mutual Group	3.7%
BNP Paribas	3.5%
Banco Santander SA	2.9%
Citigroup Inc	2.8%
Morgan Stanley	2.3%
Comerica Inc	2.2%
Unum Group	2.0%
HSBC Holdings PLC	2.0%

% of Managed Assets*****
Holdings Generating Qualified Dividend Income (QDI) for Individuals	63%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	40%

*****This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2025 (Unaudited)

Shares/$ Par		Value
Preferred Stock & Hybrid Preferred Securities§ — 74.0%
	Banking — 32.1%
$675,000	American AgCredit Corporation, 5.25% to 06/15/26 then T5Y + 4.50%, Series A, 144A****	$639,563	*(1)(2)
$350,000	Bank of America Corporation, 6.125% to 04/27/27 then T5Y + 3.231%, Series TT	353,289	*(1)(2)
15,800	Bank of New York Mellon Corporation, 6.15% to 03/20/30 then T5Y + 2.161%, Series K	400,372	*(1)
23,546	Cadence Bank, 5.50%, Series A	474,216	*(1)
	Capital One Financial Corporation:
17,820	5.00%, Series I	334,125	*(1)(2)
$1,180,000	3.95% to 09/01/26 then T5Y + 3.157%, Series M	1,148,420	*(1)(2)
$880,000	6.125% to 09/23/25 then T5Y + 5.783%, Series P	884,106	*(1)
	Citigroup, Inc.:
$600,000	3.875% to 02/18/26 then T5Y + 3.417%, Series X	589,308	*(1)(2)(3)
$300,000	4.00% to 12/10/25 then T5Y + 3.597%, Series W	297,679	*(1)
$450,000	4.15% to 11/15/26 then T5Y + 3.00%, Series Y	438,417	*(1)
$850,000	6.75% to 02/15/30 then T5Y + 2.572%, Series EE	843,004	*(1)
$790,000	6.95% to 02/15/30 then T5Y + 2.726%, Series FF	798,702	*(1)
$1,185,000	7.00% to 08/15/34 then T10Y + 2.757%, Series DD	1,219,182	*(1)(2)
$1,250,000	7.125% to 08/15/29 then T5Y + 2.693%, Series CC	1,267,144	*(1)(2)
$1,550,000	7.375% to 05/15/28 then T5Y + 3.209%, Series Z	1,604,067	*(1)(2)(3)
$1,420,000	7.625% to 11/15/28 then T5Y + 3.211%, Series AA	1,484,721	*(1)(2)(3)
	Citizens Financial Group, Inc.:
36,100	7.375%, Series H	934,268	*(1)
$2,325,000	TSFR3M + 3.41861%, 7.7033%(4), Series C	2,309,939	*(1)(2)
	CoBank ACB:
$609,000	6.25% to 10/01/26 then TSFR3M + 4.92161%, Series I, 144A****	611,107	*(1)(2)
$535,000	7.125% to 01/01/30 then T5Y + 2.818%, Series M, 144A****	545,025	*(1)
$6,685,000	Comerica, Inc., 5.625% to 10/01/25 then T5Y + 5.291%, Series A	6,689,530	*(1)(2)(3)
$285,000	Compeer Financial ACA, 4.875% to 08/15/26 then T5Y + 4.10%, Series B-1, 144A****	275,025	*(1)
47,900	ConnectOne Bancorp, Inc., 5.25% to 09/01/26 then T5Y + 4.42%, Series A	1,087,330	*(1)(2)
39,000	Dime Community Bancshares, Inc., 5.50%, Series A	675,480	*(1)
	Fifth Third Bancorp:
64,064	6.00%, Series A	1,541,380	*(1)
169,409	TSFR3M + 3.97161%, 8.27078%(4), Series I	4,352,117	*(1)(2)
19,620	First Citizens BancShares, Inc., 5.375%, Series A	407,311	*(1)
	First Horizon Corporation:
21,200	6.50%, Series E	485,268	*(1)
3	FT Real Estate Securities Company, 9.50% 03/31/31, Series B, 144A****	3,345,000
875	First Horizon Bank, TSFR3M + 1.11161%, min 3.75%, 5.32183%(4), Series A, 144A****	651,875	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
241,200	Flagstar Financials, 6.375% to 03/17/27 then 3ML + 3.821%, Series A	$5,144,796	*(1)(2)
11,400	Fulton Financial Corporation, 5.125%, Series A	202,920	*(1)
	Goldman Sachs Group:
$800,000	6.125% to 11/10/34 then T10Y + 2.40%, Series Y	782,446	*(1)
$500,000	6.85% to 02/10/30 then T5Y + 2.461%, Series Z	505,381	*(1)
$830,000	7.379% to 08/10/29 then T5Y + 3.623%, Series Q	835,794	*(1)(2)
$405,000	7.50% to 02/10/29 then T5Y + 3.156%, Series W	424,550	*(1)
$1,590,000	7.50% to 05/10/29 then T5Y + 2.809%, Series X	1,659,789	*(1)(2)(3)
$300,000	T5Y + 3.224%, 7.56%(4), Series R	300,523	*(1)
	Huntington Bancshares, Inc.:
$405,000	4.45% to 10/15/27 then T7Y + 4.045%, Series G	393,994	*(1)
$1,175,000	5.625% to 07/15/30 then T10Y + 4.945%, Series F	1,174,434	*(1)(2)
43,600	6.875% to 04/15/28 then T5Y + 2.704%, Series J	1,079,536	*(1)(2)
	JPMorgan Chase & Company:
$850,000	3.65% to 06/01/26 then T5Y + 2.85%, Series KK	831,052	*(1)(2)
$1,700,000	6.875% to 06/01/29 then T5Y + 2.737%, Series NN	1,776,820	*(1)(2)(3)
	KeyCorp:
78,103	6.125% to 12/15/26 then TSFR3M + 4.15361%, Series E	1,898,684	*(1)(2)
60,200	6.20% to 12/15/27 then T5Y + 3.132%, Series H	1,492,960	*(1)(2)
	M&T Bank Corporation:
$725,000	3.50% to 09/01/26 then T5Y + 2.679%, Series I	681,134	*(1)(2)
$445,000	5.125% to 11/01/26 then TSFR3M + 3.78161%, Series F	439,794	*(1)
23,066	5.625% to 12/15/26 then TSFR3M + 4.28161%, Series H	572,729	*(1)(2)
	Morgan Stanley:
126,844	5.85%, Series K	2,917,412	*(1)(2)
19,000	6.625%, Series Q	488,490	*(1)
89,000	6.875%, Series F	2,254,370	*(1)(2)
35,823	7.125%, Series E	914,203	*(1)(2)
$540,000	TSFR3M + 3.42161%, 7.72089%(4), Series N	547,165	*(1)(2)
67,000	Northpointe Bancshares, Inc., 8.25% to 12/30/25 then TSFR3M + 7.99%, Series A	1,649,875	*(1)
	PNC Financial Services Group, Inc.:
$400,000	3.40% to 09/15/26 then T5Y + 2.595%, Series T	381,747	*(1)
$3,280,000	6.00% to 05/15/27 then T5Y + 3.00%, Series U	3,294,278	*(1)(2)(3)
$760,000	6.20% to 09/15/27 then T5Y + 3.238%, Series V	772,525	*(1)(2)(3)
$1,365,000	6.25% to 03/15/30 then T7Y + 2.808%, Series W	1,373,741	*(1)(2)(3)
	Regions Financial Corporation:
125,350	5.70% to 08/15/29 then TSFR3M + 3.40961%, Series C	2,842,938	*(1)(2)
$65,000	5.75% to 09/15/25 then T5Y + 5.426%, Series D	65,110	*(1)
57,000	6.95% to 09/15/29 then T5Y + 2.771%, Series F	1,452,930	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
$1,000,000	State Street Corporation, 6.70% to 03/15/29 then T5Y + 2.613%, Series I	$1,023,270	*(1)(2)(3)
	Synchrony Financial:
55,500	5.625%, Series A	987,900	*(1)(2)
63,300	8.25% to 05/15/29 then T5Y + 4.044%, Series B	1,579,968	*(1)
122,848	Synovus Financial Corporation, 8.397% to 07/01/29 then T5Y + 4.127%, Series E	3,181,763	*(1)(2)
35,900	Texas Capital Bancshares Inc., 5.75%, Series B	719,077	*(1)(2)
	Truist Financial Corporation:
$870,000	4.95% to 12/01/25 then T5Y + 4.605%, Series P	866,485	*(1)(2)
$585,000	5.10% to 09/01/30 then T10Y + 4.349%, Series Q	570,444	*(1)(2)(3)
	UMB Financial Corporation:
42,600	7.00% to 07/15/25 then T5Y + 6.675%, Series A	1,074,372	*(1)(2)
47,800	7.75% to 07/15/30 then T5Y + 3.743%, Series B	1,207,906	*(1)
	Valley National Bancorp:
8,300	8.25% to 09/30/29 then T5Y + 4.182%, Series C	206,006	*(1)
38,203	TSFR3M + 3.8396%, 8.13878%(4), Series B	955,839	*(1)(2)
25,000	Washington Federal, Inc., 4.875%, Series A	383,000	*(1)(2)
13,416	Webster Financial Corporation, 6.50%, Series G	305,482	*(1)
	Wells Fargo & Company:
32,938	4.70%, Series AA	596,837	*(1)
325	7.50%, Series L	369,200	*(1)
$925,000	3.90% to 03/15/26 then T5Y + 3.453%, Series BB	911,337	*(1)(2)
$1,470,000	6.85% to 09/15/29 then T5Y + 2.767%, Series FF	1,514,472	*(1)(2)(3)
$2,400,000	7.625% to 09/15/28 then T5Y + 3.606%, Series EE	2,562,578	*(1)(2)(3)
49,000	WesBanco, Inc., 6.75% to 11/15/25 then T5Y + 6.557%, Series A	1,230,880	*(1)(2)
25,300	Western Alliance Bancorp, 4.25% to 09/30/26 then T5Y + 3.452%, Series A	567,985	*(1)
	Wintrust Financial Corporation:
61,000	6.875% to 07/15/25 then T5Y + 6.507%, Series E	1,538,420	*(1)(2)
33,200	7.875% to 07/15/30 then T5Y + 3.878%, Series F	848,260	*(1)
		99,040,571
	Financial Services — 3.1%
	AerCap Holdings NV:
$550,000	6.50% to 01/31/31 then T5Y + 2.441%, 01/31/56, 144A****	543,499	(5)
$1,180,000	6.95% to 03/10/30 then T5Y + 2.72%, 03/10/55	1,211,138	(2)(3)(5)
29,800	Affiliated Managers Group, Inc., 6.75% 03/30/64	695,234
	Ally Financial, Inc.:
$1,390,000	4.70% to 05/15/26 then T5Y + 3.868%, Series B	1,317,583	*(1)(2)(3)
$925,000	4.70% to 05/15/28 then T7Y + 3.481%, Series C	810,275	*(1)(2)
$775,000	American Express Company, 3.55% to 09/15/26 then T5Y + 2.854%, Series D	751,404	*(1)(2)
15,400	Carlyle Finance LLC, 4.625% 05/15/61	259,798

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
	General Motors Financial Company:
$800,000	5.70% to 09/30/30 then T5Y + 4.997%, Series C	$770,447	*(1)(2)
$285,000	5.75% to 09/30/27 then 3ML + 3.598%, Series A	275,091	*(1)(2)
$1,000,000	6.50% to 09/30/28 then 3ML + 3.436%, Series B	977,735	*(1)(2)
21,000	Raymond James Financial, Inc., 6.375% to 07/01/26 then TSFR3M + 4.34961%, Series B	535,290	*(1)(2)
29,000	Stifel Financial Corp., 6.25%, Series B	668,450	*(1)(2)
27,380	TPG Operating Group II LP, 6.95% 03/15/64	662,322	(2)
		9,478,266
	Insurance — 18.5%
$2,150,000	American International Group, Inc., 8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58, Series A-6	2,314,001	(2)(3)
30,550	American National Group, Inc., 6.625% to 09/01/25 then T5Y + 6.297%, Series B	762,528	*(1)
19,300	Assurant, Inc., 5.25% 01/15/61	381,368
	Athene Holding Ltd.:
28,800	4.875%, Series D	488,448	*(1)(2)
123,400	6.35% to 06/30/29 then 3ML + 4.253%, Series A	2,880,156	*(1)(2)
38,520	7.25% to 03/30/29 then T5Y + 2.986%, 03/30/64	951,444	(2)
$480,000	AXIS Specialty Finance LLC, 4.90% to 01/15/30 then T5Y + 3.186%, 01/15/40	455,780	(2)(5)
16,100	CNO Financial Group, Inc., 5.125% 11/25/60	283,199
$800,000	Corebridge Financial, Inc., 6.375% to 09/15/34 then T5Y + 2.646%, 09/15/54, 144A****	780,463	(2)
$660,000	CVS Health Corporation, 7.00% to 03/10/30 then T5Y + 2.886%, 03/10/55, Series A	666,446
224,200	Delphi Financial Group, TSFR3M + 3.45161%, 7.77794%(4), 05/15/37	5,408,825	(2)(3)
	Enstar Group Ltd.:
61,000	7.00% to 09/01/28 then TSFR3M + 4.27661%, Series D	1,315,770	**(1)(2)(5)
$575,000	7.50% to 04/01/35 then T5Y + 3.186%, 04/01/45, 144A****	583,625	(5)
$720,000	Enstar Finance LLC, 5.50% to 01/15/27 then T5Y + 4.006%, 01/15/42	703,553	(2)(5)
$630,000	Equitable Holdings, Inc., 6.70% to 03/28/35 then T5Y + 2.39%, 03/28/55	638,749
$1,519,000	Everest Reinsurance Holdings, TSFR3M + 2.6466%, 6.97294%(4), 05/15/37	1,472,376	(2)(3)
23,800	F&G Annuities & Life, Inc., 7.30% 01/15/65	553,350
$580,000	Fortegra Group, Inc., 9.25% to 11/15/34 then T5Y + 8.72%, 11/15/64, 144A****	571,300
	Global Atlantic Fin Company:
$1,590,000	4.70% to 10/15/26 then T5Y + 3.796%, 10/15/51, 144A****	1,542,697	(2)(3)
$730,000	7.95% to 10/15/29 then T5Y + 3.608%, 10/15/54, 144A****	750,717
15,800	Jackson Financial, Inc., 8.00% to 03/30/28 then T5Y + 3.728%, Series A	410,484	*(1)
$1,000,000	Kuvare US Holdings, Inc., 7.00% to 05/01/26 then T5Y + 6.541%, 02/17/51, Series A, 144A****	999,641	*

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
	Liberty Mutual Group:
$6,351,000	7.80% 03/15/37, 144A****	$7,193,559	(2)(3)
$940,000	4.125% to 12/15/26 then T5Y + 3.315%, 12/15/51, 144A****	905,258
	Lincoln National Corporation:
21,200	9.00%, Series D	566,040	*(1)(2)
$530,000	9.25% to 03/01/28 then T5Y + 5.318%, Series C	572,285	*(1)(2)
	MetLife, Inc.:
$5,335,000	9.25% 04/08/38, 144A****	6,261,567	(2)(3)
$3,640,000	10.75% 08/01/39	4,778,086	(2)(3)
$577,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	627,280
$400,000	Prudential Financial, Inc., 6.75% to 03/01/33 then T5Y + 2.848%, 03/01/53	417,716	(2)(3)
	Reinsurance Group of America, Inc.:
$300,000	6.65% to 09/15/35 then T5Y + 2.392%, 09/15/55	295,251
34,725	7.125% to 10/15/27 then T5Y + 3.456%, 10/15/52	893,821	(2)
	SBL Holdings, Inc.:
$1,500,000	6.50% to 11/13/26 then T5Y + 5.62%, Series B, 144A****	1,364,765	*(1)(2)(3)
$1,300,000	9.508% to 05/13/30 then T5Y + 5.58%, Series A, 144A****	1,270,648	*(1)(2)
	Unum Group:
$5,803,000	Provident Financing Trust I, 7.405% 03/15/38	6,158,882	(2)(3)
33,000	Voya Financial, Inc., 5.35% to 09/15/29 then T5Y + 3.21%, Series B	795,960	*(1)(2)
		57,016,038
	Utilities — 11.3%
$975,000	AES Corporation, 7.60% to 01/15/30 then T5Y + 3.201%, 01/15/55	985,152
	Algonquin Power & Utilities Corporation:
$800,000	4.75% to 04/18/27 then T5Y + 3.249%, 01/18/82, Series 2022-B	766,091	(2)(3)(5)
104,510	TSFR3M + 4.27161%, 8.56922%(4), 07/01/79, Series 2019-A	2,674,411	(2)(5)
$665,000	AltaGas Ltd., 7.20% to 10/15/34 then T5Y + 3.573%, 10/15/54, 144A****	652,058	(5)
$1,235,000	American Electric Power Company, Inc., 6.95% to 12/15/34 then T5Y + 2.675%, 12/15/54, Series B	1,265,923	(2)(3)
$950,000	CenterPoint Energy, Inc., 6.85% to 02/15/35 then T5Y + 2.946%, 02/15/55, Series B	968,700	(2)
$470,000	CMS Energy Corporation, 6.50% to 06/01/35 then T5Y + 1.961%, 06/01/55	464,992
	Commonwealth Edison:
$944,000	COMED Financing III, 6.35% 03/15/33	959,213	(2)(3)
	Dominion Energy, Inc.:
$650,000	4.35% to 04/15/27 then T5Y + 3.195%, Series C	636,823	*(1)(2)
$1,070,000	6.625% to 05/15/35 then T5Y + 2.207%, 05/15/55, Series C	1,073,926	(2)
$1,650,000	7.00% to 06/01/34 then T5Y + 2.511%, 06/01/54, Series B	1,737,986	(2)(3)
$1,200,000	Duke Energy Corporation, 6.45% to 09/01/34 then T5Y + 2.588%, 09/01/54	1,215,225	(2)(3)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
	Edison International:
$1,733,000	5.00% to 03/15/27 then T5Y + 3.901%, Series B	$1,551,226	*(1)(2)(3)
$560,000	5.375% to 03/15/26 then T5Y + 4.698%, Series A	533,062	*(1)
	Emera, Inc.:
$2,940,000	6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016-A	2,961,791	(2)(5)
$1,475,000	EUSHI Finance, Inc., 7.625% to 12/15/29 then T5Y + 3.136%, 12/15/54	1,511,699	(2)(3)
$1,350,000	Entergy Corporation, 7.125% to 12/01/29 then T5Y + 2.67%, 12/01/54	1,383,591	(2)(3)
$820,000	Evergy, Inc., 6.65% to 06/01/30 then T5Y + 2.558%, 06/01/55	813,708	(2)
$470,000	Exelon Corporation, 6.50% to 03/15/35 then T5Y + 1.975%, 03/15/55	469,698
$238,000	Nevada Power Company, 6.25% to 05/15/30 then T5Y + 1.936%, 05/15/55	234,744
	NextEra Energy:
	NextEra Energy Capital Holdings, Inc.:
$790,000	6.375% to 08/15/30 then T5Y + 2.053%, 08/15/55, Series S	792,957
$500,000	6.70% to 09/01/29 then T5Y + 2.364%, 09/01/54, Series Q	508,121
$875,000	6.75% to 06/15/34 then T5Y + 2.457%, 06/15/54, Series R	896,837	(2)
	NiSource, Inc.:
$400,000	6.375% to 03/31/35 then T5Y + 2.527%, 03/31/55	396,896
$740,000	6.95% to 11/30/29 then T5Y + 2.451%, 11/30/54	759,041	(2)
$765,000	Northwest Natural Holding Company, 7.00% to 09/15/35 then T5Y + 2.701%, 09/15/55	764,299	(2)
	Sempra:
$1,000,000	4.125% to 04/01/27 then T5Y + 2.868%, 04/01/52	946,488	(2)(3)
$1,400,000	4.875% to 10/15/25 then T5Y + 4.55%, Series C	1,394,565	*(1)(2)(3)
$800,000	6.40% to 10/01/34 then T5Y + 2.632%, 10/01/54	752,264	(2)
$800,000	6.875% to 10/01/29 then T5Y + 2.789%, 10/01/54	781,969	(2)
	Southern California Edison:
176	SCE Trust II, 5.10%, Series G	3,082	*(1)
44,140	SCE Trust V, 5.45% to 03/15/26 then TSFR3M + 4.05161%, Series K	1,012,130	*(1)(2)
43,600	SCE Trust VII, 7.50%, Series M	998,876	*(1)
28,900	SCE Trust VIII, 6.95%, Series N	627,708	*(1)
	Southern Company:
$832,000	3.75% to 09/15/26 then T5Y + 2.915%, 09/15/51, Series 2021-A	814,173	(2)
$405,000	6.375% to 03/15/35 then T5Y + 2.069%, 03/15/55, Series 2025-B	412,620
$185,000	Vistra Corporation, 7.00% to 12/15/26 then T5Y + 5.74%, Series B, 144A****	188,282	*(1)
		34,910,327
	Energy — 4.1%
	Enbridge, Inc.:
$1,500,000	6.00% to 01/15/27 then TSFR3M + 4.15161%, 01/15/77, Series 2016-A	1,483,801	(2)(3)(5)
$2,090,000	7.375% to 03/15/30 then T5Y + 3.122%, 03/15/55, Series A	2,125,957	(2)(3)(5)
$1,000,000	8.50% to 01/15/34 then T5Y + 4.431%, 01/15/84, Series 2023-B	1,087,619	(2)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
	Energy Transfer LP:
$2,426,000	7.125% to 05/15/30 then T5Y + 5.306%, Series G	$2,442,492	(1)(2)(3)
$1,100,000	8.00% to 05/15/29 then T5Y + 4.02%, 05/15/54	1,154,042	(2)(3)
$1,000,000	Enterprise Products Operating L.P., 5.25% to 08/16/27 then TSFR3M + 3.29461%, 08/16/77, Series E	986,467	(2)(3)
$685,000	South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 03/01/35 then T5Y + 3.667%, 03/01/55, 144A****	683,737	(5)
	Transcanada Pipelines, Ltd.:
$2,250,000	5.50% to 09/15/29 then TSFR3M + 4.41561%, 09/15/79	2,179,058	(2)(5)
$300,000	5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	298,641	(2)(3)(5)
		12,441,814
	Communication — 1.1%
$940,000	Bell Canada, 7.00% to 09/15/35 then T5Y + 2.363%, 09/15/55	944,889	(5)
$1,860,000	Paramount Global, 6.375% to 03/30/27 then T5Y + 3.999%, 03/30/62	1,819,475	(2)(3)
$710,000	Rogers Communications, Inc., 7.125% to 04/15/35 then T5Y + 2.62%, 04/15/55	711,389	(5)
		3,475,753
	Real Estate Investment Trust (REIT) — 1.5%
4,540	Annaly Capital Management, Inc., TSFR3M + 5.25461%, 9.55222%(4), Series F	115,725	(1)
	Arbor Realty Trust, Inc.:
9,792	6.375%, Series D	168,226	(1)
67,100	6.25% to 10/30/26 then TSFR3M + 5.44%, Series F	1,370,182	(1)(2)
95,536	KKR Real Estate Finance Trust, Inc., 6.50%, Series A	1,805,630	(1)(2)
30,000	New York Mortgage Trust, Inc., 6.875% to 10/15/26 then TSFR3M + 6.13%, Series F	646,200	(1)
28,200	TPG RE Finance Trust, Inc., 6.25%, Series C	503,934	(1)
		4,609,897
	Miscellaneous Industries — 2.3%
46,420	Apollo Global Management, Inc., 7.625% to 12/15/28 then T5Y + 3.226%, 09/15/53	1,195,779	(2)
$980,000	FMC Corporation, 8.45% to 11/01/30 then T5Y + 4.366%, 11/01/55	990,608
	Land O’ Lakes, Inc.:
$1,500,000	7.00%, Series C, 144A****	1,231,749	*(1)(2)
$4,350,000	7.25%, Series B, 144A****	3,708,491	*(1)(2)
		7,126,627
	Total Preferred Stock & Hybrid Preferred Securities (Cost $234,426,134)	228,099,293

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
Contingent Capital Securities† — 22.9%
	Banking — 22.9%
$1,500,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then SW5 + 5.168%, 144A****	$1,513,671	**(1)(2)(5)
	Banco Bilbao Vizcaya Argentaria SA:
$3,000,000	6.125% to 11/16/27 then SW5 + 3.87%	2,893,962	**(1)(2)(5)
$1,800,000	9.375% to 09/19/29 then T5Y + 5.099%, Series 12	1,980,110	**(1)(2)(5)
	Banco Mercantil del Norte SA:
$800,000	6.625% to 01/24/32 then T10Y + 5.034%, 144A****	728,590	**(1)(2)(3)(5)
$727,000	7.50% to 06/27/29 then T10Y + 5.47%, 144A****	721,507	**(1)(2)(5)
$710,000	7.625% to 01/10/28 then T10Y + 5.353%, 144A****	714,234	**(1)(2)(5)
$1,125,000	8.75% to 05/20/35 then T10Y + 4.299%, 144A****	1,122,912	**(1)(5)
	Banco Santander SA:
$6,200,000	4.75% to 05/12/27 then T5Y + 3.753%, 144A****	5,953,987	**(1)(2)(3)(5)
$1,400,000	8.00% to 08/01/34 then T5Y + 3.911%	1,466,028	**(1)(2)(5)
$1,400,000	9.625% to 11/21/33 then T5Y + 5.298%, 144A****	1,613,206	**(1)(2)(5)
	Bank of Montreal:
$490,000	7.30% to 11/26/34 then T5Y + 3.01%, 11/26/84, Series 5	491,125	**(5)
$940,000	7.70% to 05/26/29 then T5Y + 3.452%, 05/26/84, Series 4	971,906	**(2)(5)
	Bank of Nova Scotia:
$750,000	7.35% to 04/27/30 then T5Y + 2.903%, 04/27/85, Series 6	754,039	**(2)(5)
$1,050,000	8.00% to 01/27/29 then T5Y + 4.017%, 01/27/84, Series 5	1,108,866	**(2)(5)
	Barclays Bank PLC:
$475,000	4.375% to 09/15/28 then T5Y + 3.41%	434,751	**(1)(5)
$1,170,000	6.125% to 06/15/26 then T5Y + 5.867%	1,168,917	**(1)(2)(3)(5)
$775,000	7.625% to 09/15/35 then SOFR5Y + 3.686%	767,554	**(1)(5)
$485,000	8.00% to 09/15/29 then T5Y + 5.431%	507,050	**(1)(5)
$785,000	9.625% to 06/15/30 then SOFR5Y + 5.775%	868,477	**(1)(5)
$670,000	BBVA Bancomer SA, 5.875% to 09/13/29 then T5Y + 4.308%, 09/13/34, 144A****	644,371	(2)(3)(5)
	BNP Paribas:
$475,000	4.625% to 02/25/31 then T5Y + 3.34%, 144A****	413,208	**(1)(5)
$7,330,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	7,372,448	**(1)(2)(5)
$975,000	7.375% to 09/10/34 then T5Y + 3.535%, 144A****	983,834	**(1)(5)
$970,000	7.75% to 08/16/29 then T5Y + 4.899%, 144A****	1,011,461	**(1)(2)(3)(5)
$511,000	8.50% to 08/14/28 then T5Y + 4.354%, 144A****	542,534	**(1)(5)
$560,000	9.25% to 11/17/27 then T5Y + 4.969%, 144A****	596,324	**(1)(2)(5)
$685,000	Canadian Imperial Bank of Commerce, 6.95% to 01/28/30 then T5Y + 2.833%, 01/28/85, Series 5	681,628	**(2)(5)
$480,000	Credit Agricole SA, 4.75% to 09/23/29 then T5Y + 3.237%, 144A****	442,069	**(1)(5)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
$400,000	Deutsche Bank AG, 6.00% to 04/30/26 then T5Y + 4.524%	$398,681	**(1)(5)
	HSBC Holdings PLC:
$500,000	6.00% to 05/22/27 then SW5 + 3.746%	498,083	**(1)(2)(5)
$4,265,000	6.50% to 03/23/28 then SW5 + 3.606%	4,293,396	**(1)(2)(3)(5)
$680,000	6.95% to 09/11/34 then T5Y + 3.191%	677,584	**(1)(5)
$645,000	7.05% to 12/05/30 then T5Y + 2.987%	646,671	**(1)(5)
$775,000	ING Groep NV, 3.875% to 11/16/27 then T5Y + 2.862%	715,883	**(1)(2)(5)
	Lloyds Banking Group PLC:
$2,750,000	7.50% to 09/27/25 then SW5 + 4.496%	2,762,796	**(1)(2)(5)
$1,800,000	8.00% to 03/27/30 then T5Y + 3.913%	1,896,518	**(1)(2)(3)(5)
	NatWest Group PLC:
$425,000	4.60% to 12/28/31 then T5Y + 3.10%	366,073	**(1)(5)
$285,000	8.125% to 05/10/34 then T5Y + 3.752%	302,889	**(1)(5)
	Royal Bank of Canada:
$1,370,000	6.35% to 11/24/34 then T5Y + 2.257%, 11/24/84, Series 5	1,290,772	**(2)(3)(5)
$940,000	7.50% to 05/02/29 then T5Y + 2.887%, 05/02/84, Series 4	979,567	**(2)(3)(5)
	Societe Generale SA:
$1,000,000	4.75% to 05/26/26 then T5Y + 3.931%, 144A****	982,042	**(1)(2)(3)(5)
$1,000,000	5.375% to 11/18/30 then T5Y + 4.514%, 144A****	894,596	**(1)(2)(5)
$6,000,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	5,820,147	**(1)(2)(5)
$4,240,000	9.375% to 05/22/28 then T5Y + 5.385%, 144A****	4,496,715	**(1)(2)(3)(5)
	Standard Chartered PLC:
$450,000	4.75% to 07/14/31 then T5Y + 3.805%, 144A****	400,624	**(1)(5)
$2,420,000	7.75% to 02/15/28 then T5Y + 4.976%, 144A****	2,499,952	**(1)(2)(3)(5)
$490,000	Toronto-Dominion Bank, 7.25% to 07/31/29 then T5Y + 2.977%, 07/31/84, Series 4	501,819	**(5)
	UBS Group AG:
$675,000	4.375% to 02/10/31 then T5Y + 3.313%, 144A****	593,306	**(1)(2)(3)(5)
$850,000	4.875% to 02/12/27 then T5Y + 3.404%, 144A****	820,865	**(1)(2)(5)
$210,000	9.25% to 11/13/33 then T5Y + 4.758%, 144A****	240,280	**(1)(5)
		70,548,028
	Total Contingent Capital Securities (Cost $70,455,563)	70,548,028

Corporate Debt Securities§ — 1.8%
	Banking — 0.2%
19,600	Dime Community Bancshares, Inc., 9.00% to 07/15/29 then TSFR3M + 4.951%, 07/15/34	511,952
		511,952

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

Shares/$ Par		Value
	Insurance — 1.2%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	$3,270,586	(2)
$500,000	Universal Insurance Holdings, Inc., 5.625% 11/30/26	492,394
		3,762,980
	Communication — 0.4%
	Qwest Corporation:
29,941	6.50% 09/01/56	547,321
41,820	6.75% 06/15/57	781,198
		1,328,519
	Total Corporate Debt Securities (Cost $5,436,923)	5,603,451

Money Market Fund — 1.2%
	BlackRock Liquidity Funds:
3,672,545	T-Fund, Institutional Class	3,672,545
	Total Money Market Fund (Cost $3,672,545)	3,672,545

Total Investments (Cost $313,991,165***)	99.9%	307,923,317
Other Assets and Liabilities, excluding Loan Payable (net)	0.1%	316,456
Total Managed Assets	100.0%‡	$308,239,773
Loan Principal Balance		(118,500,000)
Net Assets Available To Common Stock		$189,739,773

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2025 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2025, these securities amounted to $80,320,400 or 26.1% of total managed assets.

(1)Perpetual security with no stated maturity date.

(2)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $227,274,929 at May 31, 2025.

(3)All or a portion of this security has been rehypothecated. The total value of such securities was $103,683,708 at May 31, 2025.

(4)Represents the rate in effect as of the reporting date.

(5)Foreign Issuer.

†A Contingent Capital Security is a hybrid security with contractual loss-absorption characteristics.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
3ML	—	3-Month Intercontinental Exchange (ICE) London Interbank Offered Rate (LIBOR) USD A/360
SOFR5Y	—	5-year USD ICE Secured Overnight Financing Rate (SOFR) Swap
SW5	—	5-year USD Swap Semiannual 30/360
T5Y	—	Federal Reserve H.15 5-Yr Constant Maturity Treasury Semiannual yield
T7Y	—	Federal Reserve H.15 7-Yr Constant Maturity Treasury Semiannual yield
T10Y	—	Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield
TSFR3M	—	Chicago Mercantile Exchange Inc. (CME) Term SOFR 3-Month

The administrator of U.S. dollar LIBOR, ICE, ceased publication of daily U.S. dollar LIBOR panels after June 30, 2023. For securities where (i) issuers have announced replacement reference rates or (ii) the Adjustable Interest Rate (LIBOR) Act of 2022 was determined by the Adviser to apply, the new reference rate (usually Term SOFR) has been listed as the benchmark. The spread over that benchmark includes any tenor spread adjustment applicable upon benchmark transition. For all other securities, the original reference rate and spread continue to be listed.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2025 (Unaudited)

ASSETS:
Investments, at value (Cost $313,991,165)		$307,923,317
Dividends and interest receivable		2,975,344
Receivable for securities sold		351,677
Prepaid expenses		17,335
Total Assets		311,267,673

LIABILITIES:
Loan payable	$118,500,000
Interest expense payable	531,473
Payable for investments purchased	2,189,708
Dividends payable to Common Stock Shareholders	43,676
Investment advisory fees payable	142,822
Administration, Transfer Agent and Custodian fees payable	30,956
Servicing Agent fees payable	11,973
Professional fees payable	59,002
Accrued expenses and other payables	18,290
Total Liabilities		121,527,900
NET ASSETS AVAILABLE TO COMMON STOCK		$189,739,773

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Total distributable earnings (loss)		$(33,887,162)
Par value of Common Stock		104,568
Paid-in capital in excess of par value of Common Stock		223,522,367
Net Assets Available to Common Stock		$189,739,773

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (10,456,821 shares outstanding)		$18.15

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2025 (Unaudited)

INVESTMENT INCOME:
Dividends†		$3,129,096
Interest		7,374,379
Rehypothecation Income		27,698
Total Investment Income		10,531,173

EXPENSES:
Investment advisory fees	$846,423
Interest expense	3,152,726
Administrator’s fees	130,120
Servicing Agent fees	71,167
Professional fees	69,529
Insurance expense	44,184
Transfer Agent fees	12,558
Directors’ fees	27,300
Custodian fees	15,888
Compliance fees	17,472
Other	40,822
Total Expenses		4,428,189
NET INVESTMENT INCOME		6,102,984

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		287,829
Change in unrealized appreciation/(depreciation) of investments		(4,576,225)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(4,288,396)

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$1,814,588

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2025 (Unaudited)	Year Ended November 30, 2024
OPERATIONS:
Net investment income	$6,102,984	$10,851,752
Net realized gain/(loss) on investments sold during the period	287,829	(628,824)
Change in net unrealized appreciation/(depreciation) of investments	(4,576,225)	24,358,070
Net increase in net assets resulting from operations	1,814,588	34,580,998

DISTRIBUTIONS:
Dividends paid from distributable earnings to Common Stock Shareholders(1)	(6,258,407)	(11,089,459)
Total Distributions	(6,258,407)	(11,089,459)

NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD	$(4,443,819)	$23,491,539

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$194,183,592	$170,692,053
Net increase/(decrease) in net assets during the period	(4,443,819)	23,491,539
End of period	$189,739,773	$194,183,592

(1)May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2025 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,814,588

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(17,629,080)
Proceeds from disposition of investment securities	16,899,505
Net purchases of short-term investment securities	(618,704)
Cash received from bankruptcy claim	2,409
Decrease in dividends and interest receivable	63,157
Decrease in prepaid expenses	44,185
Net amortization/(accretion) of premium/(discount)	54,055
Decrease in interest expense payable	(19,058)
Increase in payable for investments purchased	1,339,708
Increase in payables to related parties	3,341
Increase in accrued expenses and other liabilities	44,842
Change in net unrealized (appreciation)/depreciation of investments	4,576,225
Net realized gain from investments sold	(287,829)
Net cash provided by operating activities	6,287,344

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends, if any, and change in dividends payable) to common stock shareholders from net distributable earnings	(6,287,344)
Net cash used in financing activities	(6,287,344)
Net increase/(decrease) in cash	—

CASH:
Beginning of the period	$—
End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$3,171,784
Reinvestment of dividends	—
Decrease of dividends payable to common stock shareholders	(28,937)

Flaherty & Crumrine Total Return Fund Incorporated

Financial Highlights

For a Common Stock share outstanding throughout each period

The accompanying notes are an integral part of the financial statements.

Contained below and on the following page is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2025 (Unaudited)		Year Ended November 30,
			2024	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$18.57		$16.32	$17.22	$22.18	$21.97	$21.72
INVESTMENT OPERATIONS:
Net investment income	0.59		1.04	1.03	1.39	1.50	1.48
Net realized and unrealized gain/(loss) on investments	(0.41)		2.27	(0.84)	(4.91)	0.24	0.26
Total from investment operations	0.18		3.31	0.19	(3.52)	1.74	1.74
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—		—	—	—	0.04	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.60)		(1.06)	(1.09)	(1.44)	(1.57)	(1.49)
Total distributions to Common Stock Shareholders	(0.60)		(1.06)	(1.09)	(1.44)	(1.57)	(1.49)
Net asset value, end of period	$18.15		$18.57	$16.32	$17.22	$22.18	$21.97
Market value, end of period	$16.63		$16.72	$14.22	$16.19	$22.62	$23.14
Total investment return based on net asset value*	1.28	%***	21.67%	1.96%	(16.12)%	8.14%	8.83%
Total investment return based on market value*	3.06	%***	25.73%	(5.51)%	(22.67)%	4.71%	12.66%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$189,740		$194,184	$170,692	$180,031	$230,615	$220,188
Operating expenses including interest expense(1)	4.65	%**	5.41%	5.45%	2.60%	1.66%	2.05%
Operating expenses excluding interest expense	1.34	%**	1.43%	1.41%	1.30%	1.20%	1.24%
Net investment income†	6.41	%**	5.85%	6.26%	7.21%	6.63%	7.21%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	6	%***	18%	9%	7%	12%	12%
Total managed assets, end of period (in 000’s)	$308,240		$312,684	$289,192	$298,531	$349,115	$328,088
Ratio of operating expenses including interest expense(1) to average total managed assets	2.87	%**	3.30%	3.23%	1.64%	1.11%	1.34%
Ratio of operating expenses excluding interest expense to average total managed assets	0.83	%**	0.87%	0.84%	0.82%	0.81%	0.82%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized.

***Not annualized.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

Financial Highlights (Continued)

For a Common Stock share outstanding throughout each period

	Year Ended November 30,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$19.10	$21.69	$19.82	$20.36	$21.10
INVESTMENT OPERATIONS:
Net investment income	1.32	1.33	1.43	1.60	1.65
Net realized and unrealized gain/(loss) on investments	2.68	(2.48)	2.01	(0.51)	(0.76)
Total from investment operations	4.00	(1.15)	3.44	1.09	0.89
FINANCING OPERATIONS:
Premium from shelf offering, net of offering cost	—	—	—	—	—
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.38)	(1.44)	(1.57)	(1.63)	(1.63)
Total distributions to Common Stock Shareholders	(1.38)	(1.44)	(1.57)	(1.63)	(1.63)
Net asset value, end of year	$21.72	$19.10	$21.69	$19.82	$20.36
Market value, end of year	$22.10	$17.07	$21.33	$20.08	$19.42
Total investment return based on net asset value*	21.83%	(5.14)%	17.85%	5.51%	4.75%
Total investment return based on market value*	38.70%	(13.79)%	14.39%	12.06%	0.59%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of year (in 000’s)	$216,716	$190,202	$215,986	$196,922	$201,622
Operating expenses including interest expense(1)	2.92%	2.65%	2.27%	2.04%	1.80%
Operating expenses excluding interest expense	1.26%	1.23%	1.26%	1.30%	1.28%
Net investment income†	6.40%	6.42%	6.73%	7.89%	7.92%
SUPPLEMENTAL DATA:††
Portfolio turnover rate	18%	13%	21%	14%	8%
Total managed assets, end of year (in 000’s)	$324,616	$298,102	$323,886	$301,722	$306,422
Ratio of operating expenses including interest expense(1) to average total managed assets	1.91%	1.74%	1.52%	1.34%	1.20%
Ratio of operating expenses excluding interest expense to average total managed assets	0.83%	0.81%	0.84%	0.86%	0.85%

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)See Note 7.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2024	$0.1280	$18.31	$16.70	$16.77
January 31, 2025	0.0937	18.35	16.93	16.96
February 28, 2025	0.0937	18.56	16.97	17.09
March 31, 2025	0.0937	18.27	16.78	16.92
April 30, 2025	0.0937	17.91	16.22	16.35
May 30, 2025	0.0957	18.15	16.63	16.60

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	5/31/2025*	11/30/2024	11/30/2023	11/30/2022	11/30/2021	11/30/2020
Total Debt Outstanding, End of Period (000s)(1)	$118,500	$118,500	$118,500	$118,500	$118,500	$107,900
Asset Coverage per $1,000 of Debt(2)	2,601	2,639	2,440	2,519	2,946	3,041

	11/30/2019	11/30/2018	11/30/2017	11/30/2016	11/30/2015
Total Debt Outstanding, End of Period (000s)(1)	$107,900	$107,900	$107,900	$104,800	$104,800
Asset Coverage per $1,000 of Debt(2)	3,008	2,763	3,002	2,879	2,924

*Unaudited
(1)See Note 7.
(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.Organization

Flaherty & Crumrine Total Return Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on June 23, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), including the accounting and reporting principles under ASC 946-10-50-1, and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate a valuation designee to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available.

The net asset value of the Fund’s Common Stock is calculated by the Fund’s Administrator (as defined below) on each day the New York Stock Exchange (“NYSE”) is open for trading, in accordance with the policies and procedures adopted by the Adviser (as defined below), as the Valuation Designee of the Board of Directors (the “Board”) of the Fund. Net asset value is calculated by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Valuation Designee. In determining the evaluated mean value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations (based on the mean of bid and asked price), market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by the Valuation Designee, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2025 is as follows:

	Total Value at May 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Stock & Hybrid Preferred Securities
Banking	$99,040,571	$46,498,824	$52,541,747	$—
Financial Services	9,478,266	2,821,094	6,657,172	—
Insurance	57,016,038	10,282,568	46,733,470	—
Utilities	34,910,327	5,316,207	29,594,120	—
Energy	12,441,814	—	12,441,814	—
Communication	3,475,753	—	3,475,753	—
Real Estate Investment Trust (REIT)	4,609,897	4,609,897	—	—
Miscellaneous Industries	7,126,627	1,195,779	5,930,848	—
Contingent Capital Securities
Banking	70,548,028	—	70,548,028	—
Corporate Debt Securities
Banking	511,952	511,952	—	—
Insurance	3,762,980	—	3,762,980	—
Communication	1,328,519	1,328,519	—	—
Money Market Fund	3,672,545	3,672,545	—	—
Total Investments	$307,923,317	$76,237,385	$231,685,932	$—

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are unaffiliated with the Adviser (as defined below). To assess the continuing appropriateness of security valuations, the Adviser regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, the Valuation Designee evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Prepaid expenses: Prepaid expenses consist primarily of insurance premiums and shelf registration expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses represent expenses incurred to establish the Fund’s shelf registration. Upon filing of an effective shelf registration statement, shelf registration expenses are allocated to paid-in capital for each transaction, if any, on a pro-rata basis based on gross proceeds relative to the total amount offered under the shelf registration. Any unallocated prepaid expense balance associated with the shelf registration are accelerated into expense at the earlier of the end of the registration period or at the effective date of a new shelf registration.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2024, 2023, 2022 and 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (each tax year in the four-year period ended November 30, 2024) are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense, which is included in Other expenses in the Statement of Operations. Excise tax, if any, is disclosed below in Excise Tax. There were no expenses for tax-related interest and penalties for the fiscal year ended November 30, 2024.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 was as follows:

	Distributions paid in fiscal year 2025		Distributions paid in fiscal year 2024
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$11,089,459	$0

As of November 30, 2024, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(24,554,163)	$239,190	$0	$(5,841,560)

The composition of the Fund’s accumulated realized capital losses as of November 30, 2024, is indicated below. These losses may be carried forward and offset against future capital gains.

No Expiration Short Term	No Expiration Long Term	Total
$3,238,117	$21,316,046	$24,554,163

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $1,146 of federal excise taxes attributable to calendar year 2024 in March 2025.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum potential exposure under these arrangements is unknown. Currently, the Fund does not anticipate recognizing any loss related to these arrangements.

3.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund’s average weekly total managed assets, 0.50% of the next $300 million of the Fund’s average weekly total managed assets, and 0.45% of the Fund’s average weekly total managed assets above $500 million.

For purposes of calculating the fees payable to the Adviser, Servicing Agent (as defined below), Administrator and Custodian (as defined below), the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any outstanding preferred shares issued by the Fund is not treated as a liability.

Destra Capital Advisors LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a monthly fee calculated in an annual amount equal to (a) an FC Funds Fee (defined below) times (b) the Fund’s average weekly net assets attributable to Common Stock divided by the average weekly net assets attributable to the aggregate common stock of both the Fund and Flaherty & Crumrine Preferred and Income Securities Fund (together with the Fund, the “FC Funds”). The FC Funds Fee is 0.10% on the first $500 million of average weekly net assets attributable to the common stock of the FC Funds and 0.05% on average weekly net assets greater than $500 million.

The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY calculates the net asset value of the Fund’s shares of Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY’s services as Administrator, the Fund pays BNY a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average weekly total managed assets, 0.04% of the next $300 million of the Fund’s average weekly total managed assets, 0.03% of the next $500 million of the Fund’s average weekly total managed assets, and 0.02% of the Fund’s average weekly total managed assets above $1 billion.

Computershare Inc. (“Computershare”) serves as the Fund’s transfer agent, dividend disbursing agent and registrar (the “Transfer Agent”). As compensation for Computershare’s services as Transfer Agent, the Fund pays Computershare an annual fee in the amount of $20,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average weekly total managed assets, 0.008% of the next $300 million of the Fund’s average weekly total managed assets, 0.006% of the next $500 million of the Fund’s average weekly total managed assets, and 0.005% of the Fund’s average weekly total managed assets above $1 billion.

The Fund pays each Director, who is not a director, officer or employee of the Adviser, a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4.Purchases and Sales of Securities

For the six months ended May 31, 2025, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $17,629,080 and $17,251,182 from client respectively.

At May 31, 2025, the aggregate cost of securities for federal income tax purposes was $318,341,102, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,139,284 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,557,069.

5.Common Stock

At May 31, 2025, 240,000,000 shares of $0.01 par value Common Stock were authorized.

During a portion of the fiscal year ended November 30, 2024, the Fund had an effective “shelf” registration statement that allowed it to issue shares of Common Stock periodically pursuant to Rule 415 under the Securities Act of 1933 (the “Shelf Registration Statement”). The Shelf Registration Statement expired on April 18, 2024.

There were no Common Stock transactions in the six months ended May 31, 2025, and the fiscal year ended November 30, 2024.

6.Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

7.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Securities Corp. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. The Financing Agreement has been amended from time to time to allow for changes in the committed amount. As of May 31, 2025, the committed amount, and amount borrowed, under the Financing Agreement was $118.5 million.

Effective February 21, 2023, the lender charges an annualized rate of the Secured Overnight Financing Rate (“SOFR”), reset daily, plus 0.90% on the drawn (borrowed) balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the six months ended May 31, 2025, the daily weighted average annualized interest rate on the drawn balance was 5.263% and the average daily loan balance was $118,500,000. SOFR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, more than 50% of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through borrowing under a credit facility, unless immediately thereafter the Fund will have an asset coverage of at least 300%. This requirement is applied at the time the Fund draws on the loan and not on a daily basis. Because the Fund borrows under a privately arranged credit facility, it is not subject to certain limitations imposed by the 1940 Act on paying dividends or making distributions if the asset coverage on its borrowings falls below 300%.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. As of May 31, 2025, Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.The Fund had rehypothecation income for the six months ended May 31, 2025 of $27,698 and for the fiscal year ended November 30, 2024 of $55,932.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by Computershare as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting Computershare at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, Computershare will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If Computershare commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to Computershare’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2025, $632 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by Computershare under the Plan.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying Computershare in writing, by completing the form on the back of the Plan account statement and forwarding it to Computershare, or by calling Computershare, directly. A termination will be effective immediately if notice is received by Computershare not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, Computershare will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from Computershare at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 20, 2024. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-PORT

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters as an exhibit on Form N-PORT, the latest of which was filed for the quarter ended February 28, 2025. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

Meeting of Shareholders

On May 6, 2025, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund (Proposal 1) and approving a new investment advisory agreement with Flaherty & Crumrine Incorporated for the Fund (Proposal 2). The proposals were approved by the shareholders and the results of the voting are as follows:

Proposal 1:

Name	For	Withheld
R. Eric Chadwick	5,822,937	315,545
Karen H. Hogan	5,822,797	315,686

Messrs. Nicholas Dalmaso and David Gale continue to serve in their capacities as Directors of the Fund.

Proposal 2:

For	Against	Abstain
4,141,843	120,894	128,068

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:
David Gale 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 76	Lead Independent Director	Class I Director since inception	President of Delta Dividend Group, Inc. (investments).	5	None
Nicholas Dalmaso*** 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 60	Director and Nominating and Governance Committee Chair	Class II Director since 2024	Founder and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (a registered investment advisor); General Counsel of EquityBee, Inc (2022-2023); Founder and General Counsel of M1 Finance, Inc. (a registered broker/dealer).	5	Independent Chair of the Destra Capital Investment Company Boards (3 funds); Independent Chair of the Milliman Variable Insurance Trust Boards (2 funds).
Karen H. Hogan 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 64	Director and Audit Committee Chair	Class III Director since 2016†	Board Member, Westchester N.Y. chapter of Young Men’s Service League; Board Member, Friends of Scarsdale Library; and BoardMember, A.I.M. by Kyle Abraham, all three being nonprofit organizations. Also serves on the boards of various community organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2027 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2028 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, and Flaherty & Crumrine Dynamic Preferred and Income Fund.

***Mr. Dalmaso was appointed as a Director of the Fund effective as of the close of business on January 19, 2024

†Ms. Hogan served as a Class II Director from 2005 - 2016.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR and OFFICER:
R. Eric Chadwick(1) 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 50	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager and President of Flaherty & Crumrine.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2026 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2027 Annual Meeting of Shareholders; director may continue in office until their successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2028 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred and Income Fund, Flaherty & Crumrine Preferred and Income Opportunity Fund, Flaherty & Crumrine Preferred and Income Securities Fund, and Flaherty & Crumrine Dynamic Preferred and Income Fund.

(1)“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
OFFICERS:
Chad Conwell 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 52	Chief Compliance Officer, Vice President and Secretary	Since 2005	Executive Vice President, Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine
Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 65	Chief Financial Officer, Vice President and Treasurer	Since Inception	Portfolio Manager, Executive Vice President and Chief Financial Officer of Flaherty & Crumrine
Roger Ko 301 E. Colorado Boulevard Suite 800 Pasadena, CA 91101 Age: 50	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine

*Each officer serves until their successor is elected and qualifies or until their earlier resignation or removal.

Flaherty & Crumrine Total Return Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 22, 2025, the Board of Directors (the “Board”) of the Flaherty & Crumrine Total Return Fund (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize certain information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with Fund management this and other information relating to the Agreement during the January Special Meeting held on January 15, 2025 for that specific purpose. In reaching their determinations relating to the continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and information obtained during their multi-year experience as directors of the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members discussed, among other things, the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed the nature and extent of services provided by the Adviser and the quality of those services over the past year and prior years. The Board members noted that these services included managing the Fund’s investment program as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, noting (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates and the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value (“NAV”) performance in comparison to its peer funds for the 1-, 3-, 5-, and 10-year periods. This information showed that the Fund performed just below the peer group average for the 1-year period, trailed the peer group average for the 3-year period, and at or above the peer group average for the 5- and 10-year periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average combined advisory/administration fees, and slightly above average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods discussed with the Board. The Board members also considered that the Adviser provided, for a lower fee, similar investment services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•the Fund’s overall performance over time has been satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

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ADDITIONAL INFORMATION (Unaudited) (Continued)

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information considered over relevant time periods, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as the Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions and their discussions of the Contract Renewal Materials among themselves and with Fund management, the Board members determined to approve the continuation of the Agreement.

Subsequent to its meeting on January 22, 2025, the Adviser informed the Board that the Adviser is undergoing an internal restructuring in which shares in the Adviser held by former principals are repurchased and reallocated to the current members of management. The Adviser informed the Board that this restructuring could be viewed as a change of control of the Adviser, resulting in the assignment and automatic termination of the current investment advisory agreement for the Fund. The Board met on February 24, 2025 to discuss the approval of a new advisory contract for the Fund to be effective upon the completion of the change of control transaction.

At the February meeting, the Adviser confirmed that the proposed new advisory agreement was identical to the existing agreement in all respects except for the date of the new agreement and its initial term. The Board considered the new advisory agreement after considering the information provided in connection with the January meeting and representations from the Adviser that there were no material changes to that information and confirmation from the Adviser that there would be no changes in the level of services or fees associated with the new advisory agreement. The Board considered substantially the same information discussed above and approved the new advisory agreement at its February 24, 2025 meeting, subject to approval by shareholders of the Fund. The substance of the Board’s consideration of the new advisory agreement is contained in the definitive proxy statement to shareholders on Schedule 14A dated March 17, 2025, filed with the Securities and Exchange Commission on March 17, 2025.

Flaherty & Crumrine Total Return Fund Incorporated

INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited)

Since the Fund’s last annual report to common stock shareholders, there have been no material changes to the Fund’s investment objective, policies or principal risk factors.

Investment Objective and Policies

The Fund’s primary investment objective is to provide its common shareholders with high current income. The Fund’s secondary investment objective is capital appreciation. The Fund’s investment objectives may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Fund’s Common Shares and preferred stock (“Preferred Shares”) entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Fund’s Preferred Shares entitled to be cast by shareholders, voting as a separate class.

In seeking its investment objectives, the Fund normally will invest at least 80% of its total assets in a diversified portfolio of preferred securities and other income-producing securities, consisting of various debt securities. The portions of the Fund’s assets invested in various types of preferred, debt or common stock may vary from time to time depending on market conditions, although the Fund will normally invest at least 50% of its total assets in preferred securities.

The Fund will invest, under normal market conditions, at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. For example, the Fund could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, communications and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate considering current market and credit conditions.

The Fund may invest up to 100% of its total assets in securities of U.S. companies, and may also invest up to 30% of its total assets in U.S. dollar-denominated securities issued by companies organized or having their principal place of business outside the United States.

At the time of purchase, at least 90% of the Fund’s total assets will be either (a) rated investment grade by any one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) or (b) issued by companies with issuer or senior unsecured debt ratings that are investment grade by any one of Moody’s, S&P or Fitch. In addition, for purposes of this 90% policy, the Fund may include unrated securities that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. Some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

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The maturities of securities in which the Fund will invest generally will be longer-term (perpetual, in the case of many preferred securities and CoCos, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. The Fund can buy securities of any maturity or duration. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise by 1% and increase in value by 3% if interest rates fall by 1%.

The portion of the Fund’s total assets not invested in preferred and other income-producing securities may be invested in, among other securities, common stocks, money market instruments, money market mutual funds, asset- backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Securities”) and such obligations which are subject to repurchase agreements and commercial paper. Depending on market conditions, these investments may at times have a higher or lower yield than preferred securities and other income-producing securities in which the Fund invests.

Unless designated as a “fundamental” policy or restriction and except as described above, the investment limitations and policies of the Fund may be changed by the Board of Directors without shareholder approval.

Primary Investment Strategies and Techniques

Preferred Securities. Preferred securities share many investment characteristics with both bonds and common stock; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in equity-income funds or both equity funds and bond funds. Similar to bonds, preferred securities, which generally pay fixed- or adjustable-rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, like common stock, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt, and the company can skip or defer dividend or interest payments for extended periods of time without triggering an event of default. Further, different types of preferred securities can be junior or senior to other types of preferred securities in both priority of payment of dividends or interest and/or the liquidation of a company’s assets.

Preferred securities can be structured differently for retail and institutional investors, and the Fund may purchase either structure. The retail segment is typified by $25 par securities that are listed on a stock exchange and which trade and are quoted with accreted dividend or interest income included in the price. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade over-the-counter (“OTC”) and are quoted on a “clean” price, i.e., without accrued dividend or interest income included in the price.

While preferred securities can be issued with a final maturity date, others (including most traditional preferred stock) are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable, and many preferred securities are non-cumulative, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities.

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Debt Securities. The Fund may invest in a variety of debt securities, including corporate senior or subordinated debt securities and U.S. government securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.

Contingent Capital Securities. Contingent capital securities or “CoCos” have features similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions that make the securities more like equity. An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Illiquid Securities. The Fund may invest up to 20% of its total assets in instruments that lack a secondary trading market or are otherwise considered illiquid. Generally, illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.

Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions that may not be changed without the approval of the holders of a majority of the outstanding voting securities, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A “majority of the outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Common Shares and, if issued, preferred stock (“Preferred Shares”) present at a meeting of the shareholders, voting together as single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Common Shares and outstanding Preferred Shares, voting together as a single class. A majority of the Fund’s outstanding Preferred Shares for this purpose is more than half of the outstanding Preferred Shares. For purposes of the restrictions listed below, all percentage limitations apply immediately after acquisition, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination or reduction of any security from the Fund’s portfolio. Under its fundamental restrictions:

1.The Fund may not purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

2.The Fund may not purchase more than 10% of the voting securities of any one issuer, except that (i) this limitation is not applicable to the Fund’s investments in Government Securities and (ii) up to 25% of the value of the Fund’s total assets may be invested without regard to this 10% limitation.

3.The Fund may not issue senior securities (including borrowing money for other than temporary or emergency purposes) except in conformity with the limits set forth in the 1940 Act.

4.The Fund may not sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options on securities, futures and options on futures, and may make short sales of securities “against the box.”

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5. The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

6. The Fund may not purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests in real estate and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

7. The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the extent permitted by law.

8. The Fund may not lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objectives.

9. The Fund may not invest more than 25% of its total assets in securities of issuers in a single industry, except that this limitation will not be applicable to the purchase of Government Securities, provided that the Fund will invest at least 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokerage and real estate investment trust (REIT) industries.

10.The Fund may not make any investments for the purpose of exercising control or management of any company.

Except for the investment restrictions set forth above, the Fund’s investment objectives and the Fund’s policy of concentrating in the financials sector, the other policies and percentage limitations referred to in the Prospectus or in this SAI are not fundamental policies of the Fund and, unless provided to the contrary in the Fund’s Articles of Incorporation (together with any amendments or supplements thereto, including any articles supplementary, the “Articles of Incorporation”), may be changed by the Fund’s Board of Directors without shareholder approval. In addition, (1) the Fund’s investment objectives, (2) the Fund’s status as a diversified investment company (the requirements for which are embodied in investment restrictions nos. 1 and 2 above) and (3) the Fund’s policy of not making any investments for the purpose of exercising control or management of any company (see investment restriction no. 10 above) may not be changed except through an amendment to the Fund’s Articles of Incorporation. Any such amendment would require the affirmative vote of at least 80% of the votes of the Common Shares and Preferred Shares entitled to be cast by shareholders, voting together as a single class, and of at least 80% of the votes of the Preferred Shares entitled to be cast by shareholders, voting as a separate class. The Fund’s policy of investing at least 80% of its total assets in preferred securities and other income-producing securities is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days’ written notice to shareholders prior to any such change.

With respect to investment restriction number 9, the Fund, for example, could have more than 25% of its total assets in insurance companies, while at other times it could have that portion invested in banks. At all times, though, the Fund would have at least 25% of its total assets invested in the financials sector. In addition, the Fund also may focus

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INVESTMENT OBJECTIVE, POLICY & RISK (Unaudited) (Continued)

its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, and pipelines. The Adviser retains broad discretion to allocate the Fund’s investments as it deems appropriate in light of current market and credit conditions.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Market Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted.

Preferred, Contingent Capital and Other Subordinated Securities Risk. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

Contingent Capital Securities Risk. Contingent capital securities or “CoCos” have features and risks similar to preferred and other income producing securities but also include “loss absorption” or mandatory conversion provisions and restrictions on dividend or interest payments that make the securities more like equity. This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

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Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors. In addition, interest or dividend payments may be reduced or eliminated if certain earnings or capital levels are breached.

Trust Preferred Securities Risk. Some preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. In some cases, when investing in hybrid-preferred securities issued by trusts or other special purpose entities, the Fund may not have recourse against the operating company in the event that the trust or other special purpose entity cannot pay the obligation and therefore, the Fund may lose some or all of the value of its investments in the hybrid-preferred security.

Concentration Risk. The Fund invests at least 25% of its total assets in the financials sector. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting the financials sector.

Financials Sector Risk. The financials sector is especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

U.S. and foreign laws and regulations require banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. A bank’s failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, preferred securities and contingent capital securities, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, such as imposing resolution authority, conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company’s cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends or ultimately to redeem its securities (as they mature).

Similarly, U.S. and foreign laws and regulations require insurance companies to maintain minimum levels of capital and liquidity. An insurance company’s failure to maintain these capital ratios may also trigger dividend restrictions, suspensions on payments of subordinated debt, and limitations on growth. Insurance regulators (at the state-level in the United States) have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying insurance companies even when these companies continue to be solvent, thereby possibly resulting in the elimination of shareholders’ equity. In addition, insurance regulators have extensive authority in some categories of insurance of approving premium levels and setting required levels of underwriting.

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Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

High Yield Securities Risk. Although high yield securities generally pay higher rates of interest than investment grade securities, high yield securities are high-risk investments that may cause income and principal losses for the Fund. High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, for example, leaving few or no assets available to repay high yield bond holders. Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing. High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There may be significant differences in the prices quoted for high yield securities by dealers in the market. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are the opinions of such entities. A rating assigned by a rating agency is not an absolute standard of credit quality and does not evaluate a security’s market risk or liquidity. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected redemptions or prepayments. This may lock in a

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below-market yield, increase the security’s sensitivity to changes in interest rates (“duration”) and further reduce the value of the security. Fixed rate securities with longer durations tend to be more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

The market value of floating-rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

Liquidity Risk. The Fund may invest, up to 20% of its total assets, in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet the Fund’s obligations, including potential repayment of leverage borrowings, if any.

Foreign Investment Risk. Because the Fund may invest its assets in foreign instruments, the value of Fund shares can be adversely affected by political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests proceeds from matured, traded or redeemed securities at market interest rates that are below the Fund portfolio’s current earnings rate. For example, during periods of declining interest rates, the issuer of a security may exercise its option to redeem a security, causing the Fund to reinvest the proceeds into lower-yielding securities, which may result in a decline in the Fund’s income and distributions to Common Shareholders.

Selection Risk. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Management Risk. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for holders of Common Shares, including: the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of

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the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; when the Fund uses financial leverage, the management fees payable to the Adviser will be higher than if the Fund did not use leverage; and leverage may increase operating costs, which may reduce total return.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. We cannot predict whether the Common Shares will trade at, above or below net asset value.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading some of the preferred and other income securities owned by the Fund. Preferred, contingent capital and debt securities generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of these securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, cause the Fund, the Adviser, and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Given the risks described above, an investment in the Fund’s Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

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Portfolio Managers

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The portfolio managers of the Fund are R. Eric Chadwick and Bradford S. Stone.

R. Eric Chadwick CFA, President. Mr. Chadwick has managed preferred and other income-producing securities at Flaherty & Crumrine since 1998. He also serves as Director, Chairman of the Board, Chief Executive Officer and President of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Chadwick earned his B.S. in Economics from the University of Kansas and his M.B.A. from the UCLA Anderson School of Management.

Bradford S. Stone, Executive Vice President. Mr. Stone joined Flaherty & Crumrine in May 2003 after a 20-year career on Wall Street. Since 2006, he has been a member of the firm’s portfolio management team and is responsible for macroeconomic and quantitative research and analysis. He also serves as Chief Financial Officer, Vice President and Treasurer of Flaherty & Crumrine’s U.S. closed-end funds. Mr. Stone earned his A.B. in Economics from Dartmouth College and his M.B.A. from the Wharton School at the University of Pennsylvania.

Fund Organizational Structure

Since the Fund’s last annual report to common stock shareholders, there have been no changes in the Fund’s Articles of Incorporation or By-laws that would delay or prevent a change of control of the Fund.

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

David Gale

Nicholas Dalmaso

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Advisors LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

Computershare

P.O. Box 43078

Providence, RI 02940-3078
United States
1-866-351-7446 (U.S. toll-free) or
+1 (201) 680 6578 (International)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of Regulation S-X [17 CFR 210.12-12] is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Additional Information section of the Semi-Annual Report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Total Return Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	July 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(Principal Executive Officer)

Date	July 24, 2025

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(Principal Financial Officer)

Date	July 24, 2025

* Print the name and title of each signing officer under his or her signature.